UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2025

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, KS 67210

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (316) 526-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A Common Stock, par value $0.01 per share	SPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As Spirit AeroSystems Holdings, Inc. (the “Company”) disclosed in the Current Report on Form 8-K filed by the Company with the United States Securities and Exchange Commission on January 17, 2025, on January 9, 2025, a purported stockholder of the Company filed a putative class action lawsuit against the Company and its directors in the Delaware Court of Chancery (the “Delaware Action”), alleging that the Company’s directors breached their fiduciary duties by failing to disclose certain information and requesting an order compelling additional disclosures and damages, among other relief.

On August 15, 2025, plaintiff’s counsel filed their motion for an award of attorneys’ fees and expenses for benefits they contend were conferred on the Company and its stockholders in connection with the Delaware Action (the “Fee Application”). The Delaware Court of Chancery has scheduled a telephonic hearing to consider the Fee Application at 11 a.m. ET on December 10, 2025.

On September 23, 2025, the Delaware Court of Chancery entered into a Stipulation Regarding Dismissal of Claims and Briefing Schedule on Plaintiff’s Motion for an Award of Attorneys’ Fees and Expenses (the “Stipulation”), pursuant to which (a) the plaintiff voluntarily dismissed the Delaware Action with prejudice as to the named plaintiff only, and without prejudice as to all other members of the putative class, (b) the Delaware Court of Chancery retained jurisdiction solely for purposes of the Fee Application and (c) the Delaware Court of Chancery further ordered that appropriate notice to the Company’s stockholders shall be made concerning their rights regarding the Delaware Action and the Fee Application. On November 13, 2025, the Delaware Court of Chancery approved the form of notice required by the Stipulation (the “Notice”).

As required by the Delaware Court of Chancery, the Company is filing a copy of the Notice the with this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by reference to this report. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the copy of the Notice filed as Exhibit 99.1.

The information disclosed under this Item 8.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
99.1	Stockholder Rights Notice.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: November 18, 2025	By:	/s/ Irene M. Esteves
Irene M. Esteves
Executive Vice President and Chief Financial Officer